Assets and Liabilities, by Type, of Consolidated Investment Management Funds Recorded at Fair Value (Detail) (Investment Management Funds, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Investment Management Funds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading assets	$ 10,961	$ 10,751
Other assets	520	596
Total assets	11,481	11,347
Trading liabilities	10,152	10,053
Other liabilities	29	32
Total liabilities	$ 10,181	$ 10,085